UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act File Number  811-21422

Ziegler Capital Management Investment Trust
(Exact name of registrant as specified in charter)

20 North Clark Street
Chicago, Illinois 60602
(Address of principal executive offices) (Zip code)

Scott A. Roberts
Ziegler Lotsoff Capital Management
20 North Clark Street
Chicago, Illinois 60605
(Name and address of agents for service)

Registrant's telephone number, including area code: (312) 368-1442

Date of fiscal year end: September 30

Date of reporting period: December 31, 2012

Item 1.  Schedule of Investments

Ziegler Long/Short Credit Fund
SCHEDULE OF INVESTMENTS
As of December 31, 2012 (Unaudited)

Principal Amount		Value

	CORPORATE BONDS – 60.7%
	AEROSPACE/DEFENSE – 1.6%
$500,000	Kratos Defense & Security Solutions, Inc. 10.00%, 6/1/2017(1)	$548,750

	AGRICULTURE – 0.7%
250,000	Vector Group Ltd. 11.00%, 8/15/2015(1)	260,312

	AUTO MANUFACTURERS – 1.6%
500,000	Chrysler Group LLC 8.00%, 6/15/2019(1)	545,000

	BANKS – 0.8%
250,000	Synovus Financial Corp. 7.88%, 2/15/2019(1)	277,500

	BUILDING MATERIALS – 1.6%
500,000	Nortek, Inc. 8.50%, 4/15/2021(1)	555,000

	CHEMICALS – 1.5%
500,000	Rockwood Specialties Group, Inc. 4.63%, 10/15/2020(1)	517,500

	COAL – 1.2%
400,000	Penn Virginia Resource Partners LP 8.25%, 4/15/2018(1)	424,000

	COMPUTERS – 1.5%
500,000	NCR Corp. 5.00%, 7/15/2022(1)(2)	508,125

	DIVERSIFIED FINANCIAL SERVICES – 3.2%
500,000	General Electric Capital Corp. 7.13%, 12/15/2049(1)(3)	565,145
500,000	Icahn Enterprises LP 8.00%, 1/15/2018(1)	536,875
		1,102,020
	ENERGY-ALTERNATE SOURCES – 1.4%
500,000	Saratoga Resources, Inc. 12.50%, 7/1/2016(1)	505,000

	FOOD – 1.5%
500,000	Del Monte Corp. 7.63%, 2/15/2019(1)	523,750

Ziegler Long/Short Credit Fund
SCHEDULE OF INVESTMENTS - Continued
As of December 31, 2012 (Unaudited)

Principal Amount		Value

	CORPORATE BONDS (Continued)
	HEALTHCARE-SERVICES – 4.3%
$530,000	Apria Healthcare Group, Inc. 11.25%, 11/1/2014(1)	$547,887
500,000	HCA Holdings, Inc. 6.25%, 2/15/2021(1)	512,500
51,000	Select Medical Corp. 7.63%, 2/1/2015(1)	51,064
400,000	Select Medical Holdings Corp. 6.43%, 2/8/2013(1)(3)	400,000
		1,511,451
	HOME BUILDERS – 3.1%
500,000	DR Horton, Inc. 4.38%, 9/15/2022(1)	510,000
	KB Home
250,000	8.00%, 3/15/2020(1)	283,750
250,000	7.50%, 9/15/2022(1)	272,500
		1,066,250
	HOME FURNISHINGS – 1.5%
500,000	Tempur-Pedic International, Inc. 6.88%, 12/15/2020(1)(2)	514,375

	HOUSEHOLD PRODUCTS/WARES – 0.8%
250,000	Central Garden and Pet Co. 8.25%, 3/1/2018(1)	264,375

	LODGING – 1.4%
500,000	MGM Resorts International 6.63%, 12/15/2021(1)	500,000

	MEDIA – 4.4%
500,000	Cequel Communications Holdings I LLC / Cequel Capital Corp. 6.38%, 9/15/2020(1)(2)	520,625
500,000	Nielsen Finance LLC / Nielsen Finance Co. 4.50%, 10/1/2020(1)(2)	497,500
500,000	Sinclair Television Group, Inc. 6.13%, 10/1/2022(1)(2)	530,625
		1,548,750
	METAL FABRICATE/HARDWARE – 4.8%
500,000	Atkore International, Inc. 9.88%, 1/1/2018(1)	531,250

Ziegler Long/Short Credit Fund
SCHEDULE OF INVESTMENTS - Continued
As of December 31, 2012 (Unaudited)

Principal Amount		Value

	CORPORATE BONDS (Continued)
	METAL FABRICATE/HARDWARE (Continued)
$1,000,000	Mueller Water Products, Inc. 8.75%, 9/1/2020(1)	$1,145,000
		1,676,250
	OIL & GAS – 4.9%
	Chesapeake Energy Corp.
100,000	6.78%, 3/15/2019(1)	100,250
250,000	2.50%, 5/15/2037(1)(4)	225,000
500,000	Plains Exploration & Production Co. 6.88%, 2/15/2023(1)	571,250
	SandRidge Energy, Inc.
250,000	8.75%, 1/15/2020(1)	273,750
500,000	7.50%, 3/15/2021(1)	535,000
		1,705,250
	OIL & GAS SERVICES – 2.0%
700,000	Seitel, Inc. 9.75%, 2/15/2014(1)	701,750

	PACKAGING & CONTAINERS – 1.6%
500,000	Sealed Air Corp. 6.50%, 12/1/2020(1)(2)	540,000

	PIPELINES – 2.9%
500,000	Access Midstream Partners LP / ACMP Finance Corp. 4.88%, 5/15/2023(1)	507,500
500,000	Atlas Pipeline Escrow LLC 6.63%, 10/1/2020(1)(2)	517,500
		1,025,000
	REITS – 1.4%
500,000	Felcor Lodging LP 5.63%, 3/1/2023(1)(2)	497,500

	RETAIL – 2.9%
500,000	Ferrellgas LP / Ferrellgas Finance Corp. 6.50%, 5/1/2021(1)	495,000
500,000	Petco Holdings, Inc. 8.50%, 10/15/2017(1)(2)	513,750
		1,008,750
	SOFTWARE – 2.1%
	First Data Corp.
250,000	9.88%, 9/24/2015(1)	255,000

Ziegler Long/Short Credit Fund
SCHEDULE OF INVESTMENTS - Continued
As of December 31, 2012 (Unaudited)

Principal Amount		Value

	CORPORATE BONDS (Continued)
	SOFTWARE (Continued)
$452,748	10.55%, 9/24/2015(1)	$463,501
		718,501
	STORAGE/WAREHOUSING – 1.5%
500,000	Niska Gas Storage U.S. LLC 8.88%, 3/15/2018(1)	513,750

	TELECOMMUNICATIONS – 3.0%
500,000	Frontier Communications Corp. 7.13%, 1/15/2023(1)	530,000
500,000	West Corp. 7.88%, 1/15/2019(1)	517,500
		1,047,500
	TRANSPORTATION – 1.5%
500,000	Gulfmark Offshore, Inc. 6.38%, 3/15/2022(1)(2)	515,000

	TOTAL CORPORATE BONDS (Cost $20,550,557)	21,121,409

Number of Shares

	PREFERRED STOCKS – 30.1%
	BANKS – 10.4%
6,100	Ally Financial, Inc. 7.30%, 2/7/2013(1)	152,439
10,065	8.50%, 5/15/2016(1)(3)	264,408
20,000	Bank of New York Mellon Corp. 5.20%, 9/20/2017(1)	502,600
20,000	BB&T Corp. 5.63%, 8/1/2017(1)	509,600
15,000	Capital One Financial Corp. 6.00%, 9/1/2017(1)	372,900
20,000	Goldman Sachs Group, Inc. 5.95%, 11/10/2017(1)	499,600
14,218	HSBC Holdings PLC 8.00%, 12/15/2015(1)(5)	391,848
15,000	JPMorgan Chase & Co. 5.50%, 9/1/2017(1)	377,100
15,000	PNC Financial Services Group, Inc. 6.13%, 5/1/2022(1)(3)	415,650

Ziegler Long/Short Credit Fund
SCHEDULE OF INVESTMENTS - Continued
As of December 31, 2012 (Unaudited)

Number of Shares		Value

	PREFERRED STOCKS (Continued)
	BANKS (Continued)
5,000	U.S. Bancorp 6.00%, 4/15/2017(1)(3)	$138,700
		3,624,845
	DIVERSIFIED FINANCIAL SERVICES – 4.0%
20,000	Discover Financial Services 6.50%, 12/1/2017(1)	505,000
20,000	General Electric Capital Corp. 4.88%, 10/15/2017(1)	509,800
13,600	Raymond James Financial, Inc. 6.90%, 3/15/2017(1)	370,872
		1,385,672
	INSURANCE – 3.7%
40,000	Aflac, Inc. 5.50%, 9/26/2017(1)	1,018,000
10,000	Arch Capital Group Ltd. 6.75%, 4/2/2017(1)(5)	268,300
		1,286,300
	INVESTMENT MANAGEMENT COMPANIES – 1.4%
3,772	Ares Capital Corp. 7.75%, 10/15/2015(1)	100,071
15,000	KKR Financial Holdings LLC 7.50%, 3/20/2017(1)	401,250
		501,321
	REITS – 10.0%
15,000	Annaly Capital Management, Inc. 7.50%, 9/13/2017(1)	373,050
19,400	Colony Financial, Inc. 8.50%, 3/20/2017(1)	506,922
15,311	CommonWealth REIT 6.50%, 12/31/2049(4)	353,378
10,000	CYS Investments, Inc. 7.75%, 8/3/2017(1)	249,700
11,000	Digital Realty Trust, Inc. 6.63%, 4/5/2017(1)	286,990
16,902	DuPont Fabros Technology, Inc. 7.88%, 10/15/2015(1)	449,255
7,999	Equity Lifestyle Properties, Inc. 6.75%, 9/7/2017(1)	205,895

Ziegler Long/Short Credit Fund
SCHEDULE OF INVESTMENTS - Continued
As of December 31, 2012 (Unaudited)

Number of Shares		Value

	PREFERRED STOCKS (Continued)
	REITS (Continued)
5,751	Hospitality Properties Trust 7.00%, 2/7/2013(1)	$145,040
20,000	Invesco Mortgage Capital, Inc. 7.75%, 7/26/2017(1)	498,800
15,900	Senior Housing Properties Trust 5.63%, 8/1/2017(1)	391,299
		3,460,329
	TELECOMMUNICATIONS – 0.6%
8,012	Telephone & Data Systems, Inc. 6.88%, 11/15/2015(1)	209,113

	TOTAL PREFERRED STOCKS (Cost $10,200,686)	10,467,580

Number of Contracts

	PURCHASED OPTIONS CONTRACTS – 0.0%
	PUT OPTIONS – 0.0%
50	SPDR S&P 500 ETF SPY Exercise Price: $132, Expiration Date: February 16, 2013*	4,150

	TOTAL PURCHASED OPTIONS CONTRACTS (Cost $19,189)	4,150

Principal Amount

	SHORT-TERM INVESTMENTS – 11.8%
4,113,098	UMB Money Market Fiduciary, 0.01%(6)	4,113,098

	SHORT-TERM INVESTMENTS (Cost $4,113,098)	4,113,098

	TOTAL INVESTMENTS – 102.6% (Cost $34,883,530)	35,706,237
	Liabilities in Excess of Other Assets – (2.6)%	(917,424)

	TOTAL NET ASSETS – 100.0%	$34,788,813

Ziegler Long/Short Credit Fund
SCHEDULE OF INVESTMENTS - Continued
As of December 31, 2012 (Unaudited)

Number of Shares		Value

	SECURITIES SOLD SHORT – (0.1)%
	COMMON STOCK – (0.1)%
	OIL & GAS – (0.1)%
(2,500)	Chesapeake Energy Corp.	$(41,550)

	TOTAL COMMON STOCKS (Proceeds $50,104)	(41,550)

	TOTAL SECURITIES SOLD SHORT (Proceeds $50,104)	$(41,550)

LLC – Limited Liability Company
LP – Limited Partnership
PLC – Public Limited Company
REIT – Real Estate Investment Trust

*	Non-income Producing
(1)	Callable
(2)	144A Restricted Security
(3)	Variable, Floating, or Step Rate Security
(4)	Convertible Security
(5)	Foreign security denominated in U.S. Dollars
(6)	The rate quoted is the annualized seven-day yield as of the Fund's period end.

See accompanying Notes to Schedule of Investments.

Ziegler Long/Short Credit Fund
SCHEDULE OF INVESTMENTS
As of December 31, 2012 (Unaudited)

SWAP CONTRACTS

Credit Default Swaps
						Premium	Unrealized
		Notional	Pay/Receive(1)	Fixed	Expiration	Paid	Appreciation/
Counterparty	Reference Instrument	Amount(2)	Fixed Rate	Rate	Date	(Received)	(Depreciation)

JPMorgan	Bristol-Myers Squibb Co.	$1,000,000	Pay	1.00%	3/20/2018	$(35,354)	$(972)
	6.80%, 11/15/2026

JPMorgan	Sprint Nextel Corp.
	6.00%, 12/1/2016	1,000,000	Receive	5.00%	3/20/2018	83,923	(644)

Total Credit Default Swaps						48,569	(1,616)

Total Swap Contracts						$48,569	$(1,616)

(1)
If the Fund is paying a fixed rate, the counterparty acts as guarantor of the variable instrument and thus the Fund is a buyer of protection. If the Fund is receiving a fixed rate, the Fund acts as guarantor of the variable instrument and thus is a seller of protection.

(2)	For contracts to sell protection, the notional amout is equal to the maximum potential amount of the future payments and no recourse has been entered into in association with the contracts.

Ziegler Long/Short Credit Fund
SCHEDULE OF INVESTMENTS
As of December 31, 2012 (Unaudited)

SWAPTIONS

Credit Default Swaptions on Credit Indices

		Buy/Sell	Exercise	Expiration	Notional		Market
Counterparty	Description	Protection	Price	Date	Amount	Premium	Value

JPMorgan	CDX.NA.HY.19
	Put - 5 Year Index	Buy	$98	9/18/2013	$5,000,000	$157,500	$167,444
	Put - 5 Year Index	Buy	94	3/20/2013	4,000,000	64,000	11,451
	Put - 5 Year Index	Sell	90	9/18/2013	(5,000,000)	(55,000)	(58,059)
JPMorgan	CDX.NA.IG.19
	Put - 5 Year Index	Buy	98	3/15/2013	5,000,000	138,000	49,639
	Put - 5 Year Index	Sell	92	3/15/2013	(5,000,000)	(55,000)	(7,370)
Total Credit Default Swaptions on Credit Indices						249,500	163,105
Total Swaption Contracts						$249,500	$163,105

Ziegler Long/Short Credit Fund
SCHEDULE OF INVESTMENTS
As of December 31, 2012 (Unaudited)

FUTURES CONTRACTS

	Number of		Unrealized
	Contracts	Expiration	Appreciation/
Futures Contracts	Long/(Short)	Date	(Depreciation)

CBOE Volatility Index Future	15	February 2013	$(42,054)
U.S. 2 Year Treasury Note	175	March 2013	13,126
90 Day Euro $ Future	(50)	March 2013	(19,956)
90 Day Euro $ Future	(39)	June 2013	(18,766)
90 Day Euro $ Future	(39)	September 2013	(19,054)
90 Day Euro $ Future	(38)	December 2013	(19,016)
90 Day Euro $ Future	(38)	March 2014	(19,125)
90 Day Euro $ Future	(38)	June 2014	(2,500)
90 Day Euro $ Future	(38)	September 2014	(2,200)
90 Day Euro $ Future	(6)	December 2014	(434)
Total Futures Contracts			$(129,979)

Ziegler Capital Management Investment Trust
NOTES TO FINANCIAL STATEMENTS
December 31, 2012 (Unaudited)

1. Organization
Ziegler Capital Management Investment Trust (the “Trust”) was organized on August 29, 2003 as a Delaware Statutory Trust and is registered under the Investment Company Act of 1940 (the “1940 Act”) as an, open-end management investment company. The Trust currently has one series, the Long/Short Credit Fund (the “Fund”). The Fund is a non-diversified Fund which seeks to provide high current income and capital appreciation. The Fund commenced operations on January 31, 2012. Prior to January 31, 2013 the Trust was named “Ziegler Lotsoff Capital Management Investment Trust” and the Fund was named “Zeigler Lotsoff Long/Short Credit Fund.” Prior to August 1, 2011 the Trust was named “Lotsoff Capital Management Investment Trust.”

2. Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”) for investment companies. The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses. Actual results may differ from those estimates.

(a) Securities Valuation – Investments in securities traded on a national securities exchange (other than The Nasdaq OMX Group, Inc. referred to as Nasdaq) are valued at the last reported sales price on the day of valuation. Securities traded on Nasdaq under one of its three listing tiers, Nasdaq Global Select Market, Nasdaq Global Market and Nasdaq Capital Market (collectively, “Nasdaq-traded securities”), are valued at the Nasdaq Official Closing Price (“NOCP”). Exchange-traded securities for which no sale was reported and Nasdaq-traded securities for which there is no NOCP are valued at the most recent bid price from the exchange the security is primarily traded on.  Unlisted securities held by the Fund are valued at the average of the quoted bid and asked prices in the Over-The-Counter Market. Short-term investments are stated at amortized cost, which approximates fair value.  If amortized cost does not approximate fair value, short term securities are reported at fair value. Securities for which market quotations are not readily available are valued at their estimated fair value as determined in good faith by the Adviser under procedures established by and under the general supervision and responsibility of the Trust’s Board of Trustees.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad levels and described below:

Level 1 –
quoted prices for active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.

Level 2 –
other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Quoted prices for identical or similar assets in markets that are not active. Inputs that are derived principally from or corroborated by observable market data. An adjustment to any observable input that is significant to the fair value may render the measurement at Level 3.

Level 3 –	significant unobservable inputs, including the Fund’s own assumptions in determining the fair value of investments.

Ziegler Capital Management Investment Trust
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2012 (Unaudited)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the fair values of the Fund’s investments in each category investment type as of December 31, 2012:

Description	Level 1	Level 2	Level 3	Total
Assets
Corporate Bonds	$-	$21,121,409	$-	$21,121,409
Preferred Stocks
Banks	3,624,845	-	-	3,624,845
Diversified Financial Services	1,385,672	-	-	1,385,672
Insurance	1,286,300	-	-	1,286,300
Investment Management Companies	501,321	-	-	501,321
REITS	3,460,329	-	-	3,460,329
Telecommunications	209,113	-	-	209,113
Purchased Put Options	4,150	-	-	4,150
Short-Term Investments	4,113,098	-	-	4,113,098
Total	$14,584,828	$21,121,409	$-	$35,706,237
Liabilities
Common Stocks
Oil & Gas	$(41,550)	$-	$-	$(41,550)
Total	$(41,550)	$-	$-	$(41,550)
Other Financial Instruments*
Credit Default Swaps	$-	$46,953	$-	$46,953
Credit Default Swaptions on Credit Indices	-	163,105	-	163,105
Futures Contracts	(129,979)	-	-	(129,979)
Total Other Financial Instruments	$(129,979)	$210,058	$-	$80,079

*	Other financial instruments are swaps, swaptions, and futures contracts which are detailed in the Schedule of Investments.

The Fund recognizes transfers between Levels at the end of the reporting period. There were no transfers between Levels at period end.

There were no Level 3 securities held at period end.

(b) Securities Sold Short – The Fund is engaged in selling securities short, which obligates it to replace a borrowed security with the same security at current market value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit with the broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short. Such deposit is included in “Deposits with brokers” on the Statement of Assets and Liabilities in the Annual and Semi-Annual Reports. The Fund is obligated to pay the counterparty any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense to the Fund on the Statement of Operations in the Annual and Semi-Annual Reports.

(c) Derivatives – The Fund may invest in various derivatives.  A derivative is a financial instrument which has a value that is based on–or “derived from”–the values of other assets, reference rates, or indexes.  The Fund may invest in derivatives for hedging purposes.

Derivatives may relate to a wide variety of underlying references, such as commodities, stocks, bonds, interest rates, currency exchange rates, and related indexes.  Derivatives include futures contracts and options on futures contracts, forward-commitment transactions, options on securities, caps, floors, collars, swap agreements, and other financial instruments.  Some derivatives, such as futures contracts and certain options, are traded on U.S. commodity and securities exchanges, while other derivatives, such as swap agreements, are privately negotiated and entered into in the over-the-counter (“OTC”) market.  The risks associated with the use of derivatives are different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments.  Derivatives are used by some investors for speculative purposes.  Derivatives also may be used for a variety of purposes that do not constitute speculation, such as hedging, risk management, seeking to stay fully invested, seeking to reduce transaction costs, seeking to simulate an investment in equity or debt securities or other investments, seeking to add value by using derivatives to more efficiently implement portfolio positions when derivatives are favorably priced relative to equity or debt securities or other investments, and for other purposes.

Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments.  The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

Ziegler Capital Management Investment Trust
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2012 (Unaudited)

The use of a derivative involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the other party to the contract (usually referred to as a “counterparty”) or the failure of the counterparty to make required payments or otherwise comply with the terms of the contract.  Additionally, the use of credit derivatives can result in losses if the Adviser does not correctly evaluate the creditworthiness of the issuer on which the credit derivative is based.

Derivatives may be subject to liquidity risk, which exists when a particular derivative is difficult to purchase or sell.  If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Derivatives may be subject to pricing or “basis” risk, which exists when a particular derivative becomes extraordinarily expensive relative to historical prices or the prices of corresponding cash market instruments.  Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity.

Because many derivatives have a leverage or borrowing component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself.  Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to the Fund’s interest.  The Fund bears the risk that the Adviser will incorrectly forecast future market trends or the values of assets, reference rates, indices, or other financial or economic factors in establishing derivative positions for the Fund.  If the Adviser attempts to use a derivative as a hedge against, or as a substitute for, a portfolio investment, the Fund will be exposed to the risk that the derivative will have or will develop an imperfect or no correlation with the portfolio investment.  This could cause substantial losses for the Fund.  While hedging strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other investments.  Many derivatives, in particular OTC derivatives, are complex and often valued subjectively.  Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Fund.

The following provides more information on specific types of derivatives and activity in the Fund. The use of derivative instruments by the Fund for the quarter ended December 31, 2012 was related to the use of purchased option contracts, futures contracts, swap contracts, and swaptions.

Swap Contracts – The Fund may engage in various swap transactions.  The Fund may engage in credit default swaps which involve the exchange of a periodic premium for protection against a defined credit event (such as payment default, refinancing or bankruptcy). Under the terms of a credit default swap contract, one party acts as a guarantor receiving a periodic payment that is a fixed percentage applied to a notional amount. In return, the party agrees to purchase the notional amount of the underlying instrument, at par, if a credit event occurs during the term of the contract. The Fund may enter into credit default swaps in which the Fund acts as guarantor, and may enter into credit default swaps in which the counterparty acts as guarantor. Premiums paid to or by the Fund are accrued daily and included in realized gain (loss) on swaps. Swap contracts are marked-to-market daily using fair value estimates provided by an independent pricing service. Changes in value are recorded as unrealized appreciation (depreciation). Unrealized gains are reported as an asset and unrealized losses are reported as a liability. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on

Ziegler Capital Management Investment Trust
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2012 (Unaudited)

swaps is reported as unrealized gains or losses. Gains or losses are realized upon termination of the contracts. The risk of loss under a swap contract may exceed the amount recorded as an asset or a liability on the Statement of Assets and Liabilities in the Annual and Semi-Annual Reports. The notional amount of a swap contract is the reference amount pursuant to which the counterparties make payments. For swaps in which the referenced obligation is an index, in the event of default of any debt security included in the corresponding index, the Fund pays or receives the percentage of the corresponding index that the defaulted security comprises (1) multiplied by the notional value and (2) multiplied by the ratio of one minus the ratio of the market value of the defaulted debt security to its par value.

Risks associated with swap contracts include changes in the returns of underlying instruments, failure of the counterparties to perform under the contracts’ terms and the possible lack of liquidity with respect to the contracts. As of December 31, 2012, the Fund had outstanding swap contracts as listed on the Schedule of Investments.

Futures Contracts – The Fund may enter into futures contracts. Upon entering into a futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account.  When a contract is closed, the Fund recognizes a realized gain or loss.  Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities. As of December 31, 2012, the Fund had outstanding futures contracts as listed on the Schedule of Investments.

Options Contracts – The Fund may write covered call and put options on securities, derivative instruments, or currencies the Fund owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument.  Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written.  These liabilities are reflected as written options outstanding in the Statement of Assets and Liabilities in the Annual and Semi-Annual Reports. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statement of Assets and Liabilities in the Annual and Semi-Annual Reports. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. The Fund, as a writer of an option, has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. The risk exists that the Fund may not be able to enter into a closing transaction because of an illiquid market.

The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included in its Statement of Assets and Liabilities in the Annual and Semi-Annual Reports as an investment and subsequently marked to market to reflect the current value of the option.

Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap,

Ziegler Capital Management Investment Trust
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2012 (Unaudited)

security or currency transaction to determine the realized gain or loss. As of December 31, 2012, the Fund had outstanding options contracts as listed on the Schedule of Investments.

Swaptions – An option on a swap contract, also called a “swaption,” is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium.” A call or receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index swap. A put or payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index swap. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties. As of December 31, 2012, the Fund had outstanding swaptions as listed on the Schedule of Investments.

(d) Federal Income Taxes – The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund is required to evaluate tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations in the Annual and Semi-Annual Reports.

Management of the Fund is required to analyze all open tax years, the fiscal period ended September 30, 2012, as defined by IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the quarter ended December 31, 2012, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e) Distributions to Shareholders – The Fund records distributions to shareholders, which are determined in accordance with income tax regulations, on the ex-dividend date. Distributions of net investment income, if any, will be distributed quarterly. Net realized gains from investment transactions, if any, will be distributed to shareholders annually. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. The Fund may periodically make reclassifications among certain income and capital gains distributions determined in accordance with federal tax regulations, which may differ from GAAP. These reclassifications are due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

(f) Indemnifications – In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

(g) Restricted securities - Restricted securities are securities that are not registered for sale under the Securities Act of 1933 or applicable foreign law and that may be re-sold only in transactions exempt from applicable registration. Restricted securities include Rule 144A securities which may be sold normally to qualified institutional buyers. At December 31, 2012, the Fund held restricted securities as denoted on the Schedule of Investments.

Ziegler Capital Management Investment Trust
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2012 (Unaudited)

(h) Other – The Fund records security transactions based on trade date. Realized gains and losses on sales of securities are calculated using the first-in, first-out method. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized over the lives of the respective securities using the effective yield method. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

3. Federal Income Tax Information
At December 31, 2012, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

Cost of Investments	$34,883,573
Proceeds from Securities Sold Short	$(50,104)
Gross Unrealized Appreciation	$982,050
Gross Unrealized Depreciation	(370,155)
Net Unrealized Appreciation (Depreciation) on Investments and Securities Sold Short	$611,895

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

4. New Accounting Pronouncements
In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11 related to disclosures about offsetting assets and liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented.  Management is currently evaluating the impact ASU 2011-11 will have on the financial statement disclosures.

Item 2.  Controls and Procedures

(a) The registrant's certifying officers have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act") (17 CFR 270.30a-3(c))) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-3(b) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-Q.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that materially affected, or are reasonably likely to affect, the registrant’s internal control over financial reporting.

Item 3.  Exhibits

Certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2(a)) – Filed as an attachment to this filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Ziegler Capital Management Investment Trust

By:	/s/ Scott A. Roberts
Scott A. Roberts
President

Date:	February 27, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Scott A Roberts
Scott A. Roberts
President

Date:	February 27, 2013

By:	/s/ Margaret M. Baer
Margaret M. Baer
Secretary and Treasurer

Date:	February 27, 2013